Exhibit 10.3

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JOINT VENTURE AGREEMENT

Force Protection Advanced Solutions Limited	(1)
Force Protection Industries, Inc.	(2)
NP Aerospace Limited	(3)
Integrated Survivability Technologies Limited	(4)

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TABLE OF CONTENTS

(continued)

ii

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THIS AGREEMENT is dated 31 March 2009

PARTIES

(1)                                  FORCE PROTECTION ADVANCED SOLUTIONS LIMITED, a company incorporated and registered in England and Wales with company number 06681502 whose registered office is at Narrow Quay House, Narrow Quay, Bristol, BS1 4AH (FPAS).

(2)                                  FORCE PROTECTION INDUSTRIES, INC., a company incorporated in the State of Nevada in the United States of America with employee identification number (EIN) 88-0361514 with a principal place of business at 9801 Highway 78, Ladson, South Carolina 29456 and whose registered agent is Corporation Service Company, 1703 Laurel Street, Columbia, South Carolina 29201 (FPII).

(3)                                  NP AEROSPACE LIMITED, a company incorporated and registered in England and Wales with company number 3472480 whose registered office is at 473 Foleshill Road, Coventry, West Midlands, CV6 5AQ (NPA).

(4)                                  INTEGRATED SURVIVABILITY TECHNOLOGIES LIMITED a company incorporated and registered in England and Wales with company number 06805545 whose registered office is at Narrow Quay House, Narrow Quay, Bristol, BS1 4AH (IST).

Each a “party” and references to “parties” are references to all of them.

BACKGROUND

(A)                              FPAS and NPA are to each hold shares in IST (as defined below).

(B)                                IST shall carry on business in accordance with the terms and conditions of this Agreement.

(C)                                FPAS and NPA shall exercise their rights in relation to IST in accordance with the terms and conditions of this Agreement.

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AGREED TERMS

1.                                      INTERPRETATION

1.1                                 The definitions and rules of interpretation in this Clause apply in this Agreement.

Approvals Matrix: the approvals matrix of the Company in the agreed form;

Articles: the articles of association of IST in the agreed form to be adopted on or prior to Completion as amended or superseded from time to time;

Base Vehicle: means a vehicle comprised of those parts of a Relevant Vehicle which are not supplied by an NPA Group Company;

Board: the board of directors of IST as constituted from time to time;

Business: has the meaning given in Clause 2;

Business Day: a day (other than a Saturday or Sunday) when banks in the City of London are open for business;

Business Plan: has the meaning given in Clause 9;

Chairman: means the chairman of IST;

Companies Acts: the Companies Act 1985 and the Companies Act 2006;

Completion: the performance of all the obligations of the parties to this Agreement set out in Clause 4;

Completion Date: means the date of this Agreement;

Confidential Information: has the meaning given in Clause 22;

Control: in relation to a body corporate, means the power of a person to secure that the affairs of the body corporate are conducted in accordance with the wishes of that person:

(a)                                  by means of the holding of shares, or the possession of voting power, in or in relation to that or any other body corporate; or

(b)                                 by virtue of any powers conferred by the articles of association, or any other document, regulating that or any other body corporate,

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and a Change of Control occurs if a person who controls any body corporate ceases to do so or if another person acquires control of it, but, for the avoidance of doubt, provided that:

(i)                                     in the case of NPA, Morgan Crucible remains the ultimate parent company of NPA; or

(ii)                                  in the case of FPAS, FPI remains the ultimate parent company of FPAS,

there will not be a Change of Control;

Covenants: means the covenants set out in Schedule 2;

Deadlock Notice: has the meaning given in Clause 12.3;

Deadlock Resolution Notice: has the meaning given in Clause 13.1;

DoD: means the United States Department of Defense;

Effective Date: means the date of this Agreement;

Equity Shares: means the FPAS Shares and the NPA Shares;

Encumbrance: includes any mortgage, charge (fixed or floating), pledge, lien, hypothecation, guarantee, trust, right of set-off or other third party right or interest (legal or equitable) including any assignment by way of security, reservation of title or other security interest of any kind, howsoever created or arising, or any other agreement or arrangement (including a sale and repurchase agreement) having similar effect;

Existing FPI FMS Contracts: the contracts entered into by any FP Group Company prior to the date of this Agreement for the supply of vehicles to UK MOD through the DOD’s foreign military sales structure;

Existing NPA Spares Contract: the contract dated 1 April 2008 between NPA and UK MOD;

Expert: a person appointed in accordance with Clause 17 to resolve a matter under this Agreement;

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Fair Value: means the value of any shares determined in accordance with Clause 16;

FD: means the finance director of IST;

Financial Year: in relation to IST, means a financial accounting period of 12 months ending on the date given in Clause 4.2(f) but, in the first year in which IST is formed, means the period starting with the day IST is formed and ending on the date given in Clause 4.2(f);

FPAS Director: any director appointed to the Board by FPAS;

FPII IPR: all Intellectual Property Rights identified in the relevant FPII Sub-contract and owned by or licensed to FPII;

FPAS Share: an ordinary share of £1 in the capital of IST designated as an FPAS Share;

FPI: Force Protection, Inc., a company incorporated in the State of Nevada in the United States of America with employee identification number (EIN) 84-1383888 with a principal place of business at 9801 Highway 78, Ladson, South Carolina 29456 and whose registered agent is Corporation Service Company, 1703 Laurel Street, Columbia, South Carolina 29201;

FPII Sub-contract: any sub-contract between FPII and IST for the supply by FPII of Relevant Vehicles and/or Other Vehicles and Products;

FP Group Company: FPI and any member of its Group;

Group: in relation to a company (wherever incorporated), that company, any company of which it is a Subsidiary (its holding company) and any other Subsidiaries of any such holding company; and each company in a Group is a member of the Group. Unless the context otherwise requires, the application of the definition of Group to any company at any time shall apply to the company as it is at that time;

Intellectual Property Rights means all intellectual property rights and includes copyrights, patents, trade marks, service marks, database rights and rights to extract data, registered and unregistered designs, rights in circuit layouts and semi-conductor topography rights, trade secrets, rights of confidence, all whether registered or not,

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applications for any of the foregoing, the right to apply for any of the foregoing and all other intellectual property rights and equivalent or similar rights or forms of protection recognised in any part of the world;

Material Contract: means a contract having a contract value in excess of £[***];

MD: means the managing director of IST;

Morgan Crucible: The Morgan Crucible Company PLC, a company incorporated and registered in England and Wales with company number 00286773 whose registered office is at Quadrant, 55-57 High Street, Windsor, Berkshire SL4 1LP;

NPA Director: any director appointed to the Board by NPA;

NPA Group Company: NPA and any member of its Group;

NPA IPR means all Intellectual Property Rights identified in the relevant NPA Sub-Contract and owned by or licensed to NPA;

NPA Share: an ordinary share of £1 in the capital of IST designated as a NPA Share;

NPA Sub-contract: any sub-contract between NPA and IST for the integration of equipment onto the Relevant Vehicles and Other Vehicles and Products and any other services to be provided by NPA to IST;

Obligatory Transfer Event: in relation to a party, any event specified in Clause 15 that happens to that party or any member of its Group;

Other Vehicles and Products: has the meaning given in Clause 2.1;

Relevant Vehicles: has the meaning given in Clause 2.1;

Reserved Matters: the matters listed in Schedule 1;

Shareholders: the holders of Equity Shares;

Subsidiary: in relation to a company wherever incorporated (a holding company) means a “subsidiary” as defined in section 1159 of the Companies Act 2006 and any other

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company which is a subsidiary (as so defined) of a company which is itself a subsidiary of such holding company. Unless the context otherwise requires, the application of the definition of Subsidiary to any company at any time shall apply to the company as it is at that time;

Taxes Act 1988: the Income and Corporation Taxes Act 1988;

Term: the term of the agreement as set out in Clause 3;

UK MOD: means the United Kingdom Ministry of Defence;

UK MOD Contract: any contract between IST and UK MOD in the terms entered into prior to termination of this Agreement;

US: United States of America;

1.2                                 Clause, Schedule and paragraph headings do not affect the interpretation of this Agreement.

1.3                                 A reference to a Clause or a Schedule is a reference to a Clause of, or Schedule to, this
Agreement. A reference to a paragraph is to a paragraph of the relevant Schedule.

1.4                                 A person includes a natural person, a corporate or unincorporated body (whether or not having a separate legal personality).

1.5                                 Words in the singular include the plural and in the plural include the singular.

1.6                                 A reference to one gender includes a reference to the other gender.

1.7                                 A reference to a particular statute, statutory provision or subordinate legislation is a reference to it as it is in force at the date of this Agreement taking account of any amendment or re-enactment and includes any statute, statutory provision or subordinate legislation which it amends or re-enacts and subordinate legislation for the time being in force made under it provided that, as between the parties, no such amendment or re-enactment shall apply for the purposes of this Agreement to the extent that it would impose any new or extended obligation, liability or restriction on, or otherwise adversely affect the rights of, any party.

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1.8                                 A reference to writing or written includes faxes but not e-mail.

1.9                                 Documents in agreed form are the documents listed in Schedule 3 in the form agreed by the parties to this Agreement and initialled by them or on their behalf for identification.

1.10                           A reference in this Agreement to a document is a reference to the document whether in paper or electronic form.

1.11                           Where the words include(s), including or in particular are used in this Agreement, they are deemed to have the words “without limitation” following them.

1.12                           Any obligation in this Agreement on a person not to do something includes an obligation not to agree or allow that thing to be done.

1.13                           Where the context permits, other and otherwise are illustrative and shall not limit the sense of the words preceding them.

2.                                      THE BUSINESS OF IST

2.1                                 The business of IST (the Business) is:

(a)                                  the design, development, manufacture, forward-integration and delivery, with IST acting as the contracting entity on a prime contractor basis, of:

(i)                                     FPII’s Wolfhound, Buffalo, Mastiff and Ridgback vehicles as at the date of this Agreement and vehicles which are based on those vehicles (Relevant Vehicles) to the UK MOD;

(ii)                                  other innovative, fully-integrated vehicles and other products to be agreed by the Shareholders in writing (Other Vehicles and Products);

(b)                                 the provision of whole life support (including spares, field service repairs and product upgrades) to UK MOD in relation to the Relevant Vehicles;

(c)                                  working with UK MOD to establish the optimum contractual structures and working relationships including:

(i)                                     the use of UK sub-contractors, where appropriate;

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(ii)           forming a long-term partnering relationship with UK MOD;

(iii)          continually seeking to develop design enhancements that create real value for UK MOD and working with FPII, NPA and other sub-contractors to incorporate such enhancements within the scope of work of each sub-contract;

(iv)          finding innovative and flexible solutions for UK MOD such as availability-based procurement, integrated product delivery and through-life support packages and priced options; and

(v)           engendering a culture of openness and transparency as demonstrated by open-book accounting and raising problems at an early stage when they can be resolved effectively,

all of which should enable IST to provide UK MOD with a value for money through-life solution on time and on budget; and

(d)           entering into sub-contracts with FPII, NPA and third parties for the supply of goods and services to enable IST to perform its obligations.

2.2           IST and each of the Shareholders agree as follows:

(a)           Each Shareholder shall use its reasonable endeavours to promote and develop the business of IST to the best advantage of IST;

(b)           IST and the Shareholders shall use their reasonable endeavours to ensure that:

(i)            the formation and operation of IST adds value to both of the Shareholders; and

(ii)           IST becomes a viable and profitable company.

2.3           IST shall have places of business in both Bristol and Coventry, or in such other places as may be agreed by the parties from time to time.

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Non-IST Supply

2.4           Subject to Clause 2.17, no FP Group Company shall supply Relevant Vehicles to UK MOD otherwise than through IST.

2.5           Subject to Clause 2.17, IST shall sub-contract with NPA for all integration work in relation to Relevant Vehicles it supplies to UK MOD, except in such cases where all FPAS Directors and all NPA Directors unanimously resolve that:

(a)           NPA does not have the necessary expertise, capacity or resources to fulfil the relevant requirement; or

(b)           it is in the best interests of IST to contract with a party other than NPA,

in which case IST shall be entitled to contract with a sub-contractor or supplier other than NPA. Where reasonably possible, IST shall contract with an entity based in the United Kingdom.

2.6           IST, FPII, FPAS and NPA will work to develop a contractual structure and specifications which maximise efficiency and avoid redundant activities and duplication of effort between contractors.

2.7           The parties acknowledge that UK MOD may decide to procure Relevant Vehicles otherwise than through IST. In such circumstances, FPII shall be entitled to supply the Relevant Vehicles to UK MOD directly or through an entity nominated by the DoD and such supply shall not be though IST. FPII shall not be required to account to IST for any revenue generated by that contract. For the avoidance of doubt, FPII may complete its Existing FPI FMS Contracts.

2.8           Where UK MOD purchases the Relevant Vehicles otherwise than through IST and awards any integration work to NPA, NPA will be entitled to perform such contract directly and shall not be required to account to IST for any revenue generated by that contract.

2.9           Where UK MOD purchases Relevant Vehicles otherwise than through IST, the parties anticipate that IST will only be party to a contract with UK MOD if UK MOD elects to engage IST to co-ordinate integration or through-life support.

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2.10         FPAS and FPII will use reasonable endeavours to assist IST in obtaining integration work in relation to any Relevant Vehicles supplied to UK MOD otherwise than through IST.

2.11         Subject to NPA’s rights pursuant to Clauses 2.12 to 2.15 below, all companies in the NPA Group will use reasonable endeavours to assist IST in supplying Relevant Vehicles to UK MOD.

Whole life support

2.12         Subject to Clause 2.17, FPII and NPA (and members of their Groups) shall not bid for whole-life support (including spares, enhancements and modifications) work in relation to Relevant Vehicles for UK MOD other than through IST, except with the consent of the other Shareholder, not to be unreasonably withheld or delayed, provided that NPA may continue to provide spares to UK MOD under the Existing NPA Spares Contract.

Competitive Bids

2.13         Subject to Clause 2.17, where FPII is competing to supply a Relevant Vehicle otherwise than through IST to UK MOD then:

(a)           NPA shall not form part of, or provide sub-contract services to, a competing bidding group or consortium, save that

(b)           NPA may act as a sub-contractor to a competing bidding group or consortium on no better terms than those offered to IST, PROVIDED THAT, NPA commits no less resources to any IST proposal to provide integration services in respect of that Relevant Vehicle than the resources it provides to any competing bidding group or consortium.

2.14         Subject to Clause 2.17, where in respect of a requirement published by UK MOD:

(a)           FPII does not notify NPA within 30 days of a request by NPA that an FP Group Company will bid to supply a Relevant Vehicle to UK MOD otherwise than through IST; or

(b)           MOD has directed that the vehicle to be supplied should not be a Relevant Vehicle (either by reason of choosing sole source procurement or excluding the

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Relevant Vehicle from the competition at any time) (whether when inviting tenders or following completion of the competition); and

(c)           only where and from such time as one or both of the circumstances in subparagraphs (a) or (h) has occurred,

then any NPA Group Company may form part of a competing bidding group or consortium (either as shareholder or sub-contractor) using a platform which is not a Base Vehicle.

2.15         Subject to Clause 2.17, where IST or an FP Group Company has entered but has failed to win any competition to supply any Relevant Vehicle to UK MOD, NPA may supply any goods and/or services to the successful bidding group or consortium except those goods and services which uniquely relate to any Relevant Vehicle.

2.16         Each of FPII and NPA shall procure that the members of their respective Groups comply with the provisions of this Agreement

No restriction on UK MOD

2.17         Nothing in this Agreement (including but not limited to Clauses 2.4, 2.5 and 2.12 to 2.15) shall prevent any FP Group Company or any NPA Group Company from:

(a)           supplying any goods or services to UK MOD; or

(b)           competing to supply any goods or services to UK MOD,

otherwise than through IST, whether directly or through a consortium arrangement, joint venture or other entity or structure, if so required by UK MOD.

UK MOD as priority customer

2.18         Each of the Parties agrees that:

(a)           UK MOD will be the highest priority customer for IST; and

(b)           where IST receives orders from UK MOD and other customers to perform work and IST would be unable to satisfy all such orders, IST shall give priority to UK MOD’s orders,

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provided that this priority shall not require IST to breach any existing contractual arrangements.

3.             TERM

3.1           This Agreement shall come into effect on the Effective Date and shall continue in force unless and until terminated in accordance with its terms.

4.             COMPLETION

4.1           Completion shall take place on the Completion Date at:

(a)           the offices of DLA Piper UK. LLP at Victoria Square House, Victoria Square, Birmingham B2 4DL; or

(b)           any other place agreed in writing by the parties.

4.2           At Completion the parties shall procure that such shareholder and board meetings of IST are held as may be necessary to:

(a)           increase the authorised share capital of IST to £1,000,000, divided into 1,000,000 ordinary shares of £1 each and re-designate the shares held in IST by FPAS as FPAS Shares and shares held in it by NPA as NPA Shares, in each case to be subscribed for in accordance with Clauses 4.3 and 4.4;

(b)           appoint:

(i)            Michael Moody as FPAS Director and Chairman

(ii)           David Hind as FPAS Director;

(iii)          Lenna Macdonald as FPAS Director;

(iv)          Michael Linton as NPA Director and MD;

(v)           Roger Medwell as NPA Director; and

(vi)          Andrew Riley as NPA Director;

(c)           resolve that the registered office of IST shall be at Bristol Business Park, 330 Coldharbour Lane, Bristol BS16 1EJ;

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(d)           appoint Grant Thornton UK LLP as the auditors of IST (Auditors);

(e)           appoint Barclays Bank plc as the principal bankers to IST; and

(f)            resolve that IST’s financial year shall end on 31 December in each year.

4.3           At Completion:

(a)           FPAS and NPA shall procure that IST shall issue credited as fully paid 299,999 FPAS Shares to FPAS and enter FPAS in the register of members of IST as the holder of such FPAS Shares and issue a share certificate to FPAS in respect of all such shares;

(b)           in consideration for the issue of FPAS Shares, FPAS shall pay £1,499,995 by telegraphic transfer to IST; and

(c)           FPAS and NPA shall procure that IST shall issue credited as fully paid 300,000 NPA Shares to NPA and enter NPA in the register of members of IST as the holder of such NPA Shares and issue a share certificate to NPA in respect of all such shares; and

(d)           in consideration for the issue of NPA Shares, NPA shall pay £1,499,995 by telegraphic transfer to IST.

4.4           Further subscription for shares:

(a)           Subject to the terms of this Agreement:

(i)            FPAS shall apply for the allotment and issue to it of 200,000 additional Equity Shares on 6 July 2009, such shares to be designated as FPAS Shares;

(ii)           NPA shall apply for the allotment and issue to it of 200,000 additional Equity Shares on 6 July 2009, such shares to be designated as NPA Shares,

(the Further Subscription Shares) in each case at a subscription price of £5 per Equity Share (the Share Subscription Price).

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(b)           IST shall accept such applications for Further Subscription Shares.

(c)           Upon receipt of the aggregate Subscription Price for the number of Further Subscription Shares subscribed for by and from each of FPAS and NPA, IST shall issue the number of Further Subscription Shares subscribed and paid for by each of FPAS and NPA fully paid and designated as FPAS Shares and NPA Shares (as appropriate) and shall procure that their names be entered in the register of members of IST as the respective holders of the number of Further Subscription Shares so allotted and issued to them and shall forthwith issue to each of them an appropriate definitive share certificate executed by IST.

(d)           If the Subscription Price is not received from either FPAS or NPA (the Defaulting Subscriber) on 6 July 2009 or such later date as may be agreed by the Shareholders (the Subscription Date) IST shall notify the Defaulting Subscriber that it is in default of its obligation to subscribe for Further Subscription Shares and shall give the Defaulting Subscriber notice (the Default Notice) that the Defaulting Subscriber must subscribe in cleared funds for Further Subscription Shares within 10 Business Days from the Subscription Date (the Long Stop Date). Failure by IST to give a Default Notice in accordance with this Clause 4 shall not relieve the Defaulting Subscriber from any obligation or liability arising under this Clause 4.4 and shall not invalidate any action of IST taken pursuant to it.

(e)           If a Defaulting Subscriber has not subscribed in cleared funds for Further Subscription Shares by the Long Stop Date, IST shall notify whichever of FPAS or NPA is not the Defaulting Subscriber (the Non-Defaulting Subscriber) of such failure within five Business Days of the Long Stop Date and shall invite the Non-Defaulting Subscriber to subscribe for Further Subscription Shares in respect of the Further Subscription Shares which are the subject of the Default Notice (a Defaulted Shares Application) within 30 Business Days of the Long Stop Date.

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(f)            A Non-Defaulting Subscriber shall have the right but not the obligation to subscribe for the Further Subscription Shares which are the subject of the Default Notice within 30 Business Days of the Long Stop Date.

(g)           Upon receipt of the aggregate Subscription Price for the number of Further Subscription Shares subscribed for by and from the Non-Defaulting Subscriber, IST shall accept such Defaulted Shares Application and issue the number of Further Subscription Shares subscribed and paid for by the Non-Defaulting Subscriber fully paid and designated as either FPAS Shares and NPA Shares (as appropriate) and shall procure that the name of the Non-Defaulting Subscriber be entered in the register of members of IST as the holder of the number of Further Subscription Shares so allotted and issued to it and shall forthwith issue to it an appropriate definitive share certificate by IST.

(h)           Notwithstanding any other provision of this Agreement, in the event that FPAS or NPA is in default of its obligations under this Clause 4.4 and does not subscribe in full in accordance with Clause 4.4 on or before the Long Stop Date, the following shall apply:

(i)            the Reserved Matters referred to in Schedule 1 shall be deemed to be limited to the following only and Clause 5 and Clause 6.6 shall be qualified accordingly:

(A)          no shares shall be issued to any person (save pursuant to employees or officers pursuant to a share incentive scheme approved by the Board) other than on a pre-emptive basis in accordance with the Articles;

(B)           any contract to be entered into between IST and any FP Group Company or NPA Group Company shall be on arm’s length terms;

(C)           no alteration shall be made to the rights attaching to any class of Equity Shares which does not apply to all classes of Equity Shares;

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(ii)           the restrictions in Clause 2 shall not apply to the Non-Defaulting Subscriber;

(iii)          the Non-Defaulting Subscriber shall be entitled to remove the current Chairman and appoint a replacement.

(iv)          the requirement for the consent of any Director of IST appointed by the Defaulting Shareholders pursuant to Clauses 2.5 and 6.8 shall not apply;

(v)           the Defaulting Subscriber shall be entitled to appoint no more than one director to the Board in aggregate; and

(vi)          Clause 7.2 shall not apply.

4.5           At Completion FPAS and NPA shall procure that IST shall adopt the Business Plan that has been prepared for the Financial Year and which is in agreed form.

4.6           FPAS and NPA waive, or agree to procure the waiver of, any rights or restrictions which may exist in the Articles or otherwise which might prevent the allotment and issue of the FPAS Shares and NPA Shares pursuant to Clause 4.3, Clause 4.4 and Schedule 1.

4.7           The Shareholders shall procure that:

(a)           the Auditors shall, at the expense of the Company, be instructed to certify the amount of the profits for each accounting reference period which are available for distribution by the Company at the same time as they sign their report on the audited accounts of the Company for the accounting reference period in question; and

(b)           (insofar as is lawful) [***]% of the amount of the Company’s profits available for distribution in respect of each financial year during the term of this agreement shall be distributed by the Company to the Shareholders by way of dividend pro-rata to the proportion of issued Shares held by that Shareholder (subject to the restriction that no payment of any dividend will reduce the balance of the cash held at the Company’s bank to below £[***] on the day of payment).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.             COVENANTS

Reserved Matters

5.1           Each Shareholder covenants with the other Shareholder to take such steps as it is reasonably able to take to procure that IST does not, and each Shareholder will procure that each of its respective appointed directors of IST shall not (so far as such directors are lawfully able), transact any business that is the subject of a Reserved Matter without the prior consent of all other Shareholders.

5.2           IST covenants with the Shareholders that it shall not transact any business the subject of a Reserved Matter without the prior consent of all Shareholders.

5.3           For the avoidance of doubt, where this Agreement provides for the delegation of powers to IST or to any of the directors of IST, such delegation and such powers remain subject to the provisions of Clause 5.1 and Clause 5.2.

5.4           For the avoidance of doubt, where this Agreement provides certain rights to FPAS and NPA, unless otherwise stated, the exercise of any such rights remain subject to the provisions of Clause 5.1 and Clause 5.2.

5.5           Where all FPAS Directors and all NPA Directors in office unanimously approve a matter which would otherwise fall within paragraph 26, 27, 29, 31 and 34 of Schedule 1, the provisions of Clauses 5.1 and 5.2 shall not apply in respect of such matter.

Consents

5.6           Where any consent or approval of the Shareholders is required or sought in respect of any provision of this Agreement the Shareholders shall have a complete and unfettered discretion as to whether or not to give the consent or approval and whether or not to impose any terms, conditions or limitations on any such consent or approval.

5.7           No consent or approval to be given by the Shareholders in this Agreement shall be valid unless given in writing or in accordance with Clause 5.8.

5.8           Where the consent or approval of a Shareholder is required under this Agreement, it shall not be valid unless:

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(a)           in the case of FPAS:

(i)            it is given by a FPAS Director voting in favour of a resolution of the Board in respect of the matter in question and evidenced by the signed minutes of the appropriate Board meeting or a duly signed written directors’ resolution or some other document in which the relevant matter is approved; or

(ii)           if a FPAS Director declines to give a decision on the matter (which he is entitled to do at his discretion), FPAS gives its consent or approval in writing.

(b)           in the case of NPA it is given by all NPA Directors voting in favour of a resolution of the Board in respect of the matter in question and evidenced by the signed minutes of the appropriate Board meeting or a written directors’ resolution duly signed by all such persons or some other document in which the relevant matter is approved; or

5.9           IST shall promptly supply to the Shareholders and/or the FPAS Directors and Chairman and the NPA Directors and MD, as the case may be, all information and documents necessary to enable them to give proper consideration to any matter on which their consent or approval is sought.

5.10         Each Shareholder covenants with the other Shareholders and IST in the terms of the Covenants.

5.11         IST covenants with each of the parties (save for itself) in the terms of the Covenants.

5.12         The Reserved Matters and the Covenants shall bind the Shareholders and IST respectively during such time as any Shareholder or their valid successors and assigns are the registered holder or beneficial owner of any share capital in IST.

5.13         Each of the Reserved Matters and Covenants shall be construed independently of each of the others so that if one or more of them shall be held to be invalid as an unreasonable

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restraint of trade or for any other reason whatsoever then the remaining Reserved Matters and Covenants shall be valid to the extent that they are not held to be so invalid.

6.             DIRECTORS AND MANAGEMENT

Directors and the Board

6.1           IST shall be managed by a board of six directors (the Board) consisting of:

(a)           a Chairman nominated by FPAS;

(b)           the MD nominated by NPA.

(c)           two Directors nominated by FPAS (of whom one may be the FD), ;

(d)           two additional Directors nominated by NPA.

6.2           The terms of appointment of all Directors (including any remuneration) must be approved by all of the Shareholders.

6.3           The Board shall delegate to the MID all necessary power and authority to undertake, conduct and carry-on the day-to-day management and operations of IST. The MD shall report to and take strategic direction from the Board.

6.4           The FD will work closely with the MD as FPAS’s key contact for day-to-day operational issues. The FD’s approval, not to be unreasonably withheld or delayed, shall be required for all material financial transactions in accordance with the Approvals Matrix agreed between FPAS and NPA from time to time.

6.5           The MD, FD and other senior management roles identified in this Agreement shall be full-time appointments and each party shall permit any relevant individual previously or concurrently employed by it to devote 100% of his time to his role within IST during the term of his employment or secondment to IST.

6.6           The Board has responsibility for the supervision and management of IST and its business but shall obtain the approval of the Shareholders in accordance with Clause 5.8 before taking any decision in relation to any Reserved Matter.

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6.7           Subject to Clause 6.1, each Shareholder may nominate a director, and remove a director whom it nominated (in each case as a director) by giving notice to IST and the other Shareholder. The appointment or removal takes effect on the date on which the notice is received by IST or, if a later date is given in the notice, on that date. Each Shareholder will consult with the other prior to any appointment or removal of a director provided that no Shareholder may so remove a director prior to the expiry of a contract relating to the provision of his or her services in place with IST, without the consent of the other Shareholders.

6.8           The Shareholder removing a Director shall indemnify and keep indemnified IST against any claim connected with the Director’s removal from office.

6.9           The MD and the FD (or in the absence of either of such persons another director of IST appointed by the appointer of such person) shall have responsibility for considering whether any amendment, variation or extension of any Material Contract (including without limitation the MOD Contract, the FP Subcontract and the NPA Subcontract) shall require approval by the Board or the Shareholders. In the event that such parties are unable to reach agreement within five Business Days of commencing discussion of the same, such matter shall be referred to the Board and shall require unanimous approval of all FPAS Directors and NPA Directors in office to be effected and in the absence of such agreement shall be a Reserved Matter (subject always to Clause 4.4(h)). In the event that such amendment, variation or exclusion shall give rise to additional contract value in excess of £[***], such amendment, variation or extension shall require unanimous approval of all FPAS Directors and NPA Directors in office to be effected and in the absence of such agreement shall be a Reserved Matter (subject always to Clause 4.4(h)).

Board meetings

6.10         The Board shall meet at least once a quarter to be held at a location to be agreed.

6.11         A director may, and at the request of a director or the company secretary shall, call a meeting of directors at any time.

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6.12         IST shall ensure that at least seven days’ written notice of a meeting of directors is given to all directors entitled to receive notice accompanied by:

(a)           an agenda specifying in reasonable detail the matters to be raised at the meeting; and

(b)           copies of any papers to be discussed at the meeting.

6.13         A shorter period of notice of a meeting of directors may be given if at least one FPAS Director and all NPA Directors agree in writing.

6.14         Matters not on the agenda, or business conducted in relation to those matters, may not be raised at a meeting of directors unless all the directors agree in writing.

6.15         The quorum at any meeting of directors is:

(a)           for any business that is the subject of a Reserved Matter, all directors or their alternates; and

(b)           for any other business, one FPAS Director (or his alternate) and one NPA Director (or his alternate) (in each case provided one is in office).

6.16         Where a meeting is adjourned under Clause 6.19, the quorum for the adjourned meeting shall be any two directors.

6.17         No business shall be conducted at any meeting of directors unless a quorum is present at the beginning of the meeting and at the time when there is to be voting on any business.

6.18         If the Chairman for the time being is unable to attend any meeting of the Board the Shareholder who appointed him shall be entitled to appoint another Director appointed by it to act as Chairman at the meeting.

6.19         If a quorum is not present within 30 minutes after the time specified for a directors’ meeting in the notice of the meeting then it shall be adjourned for five (5) Business Days at the same time and place.

6.20         A meeting of directors shall be adjourned to another time or date at the request of all the FPAS Directors or all the NPA Directors present at the meeting. No business may be

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conducted at a meeting after such a request has been made. No more than one such adjournment may be made in respect of a meeting.

6.21         Meetings of directors shall make decisions by passing resolutions:

(a)           for any business that is the subject of a Reserved Matter, if all Directors cast their vote for it; and

(b)           for any other business, if more votes are cast for it than against it provided that if an equal number of votes are cast for and against the resolution, the Chairman shall use his best efforts to reconcile the different opinions of the directors. If he is unsuccessful, the matter shall be decided by use of the Chairman’s additional vote, to be exercised at his discretion.

6.22         Except as provided by Clauses 6.21 and 6.24, at a meeting of directors, each director has one vote.

6.23         An FPAS Director or a NPA Director absent from a meeting may appoint any person (except an existing director representing the other class of shares) to act as his alternate at the meeting. For the purposes of the meeting the alternate director:

(a)           shall be the FPAS Director or NPA Director by whom he is appointed and may vote in place of the FPAS Director or NPA Director; and

(b)           where the person appointed as an alternate is already a director of IST in his own right, shall also be a director (and may vote) in his own right.

6.24         If each of the Shareholders is not represented at any meeting of the Board by the maximum number of FPAS Directors and NPA Directors which such Shareholder is entitled to appoint (whether present in person or by alternate), then one of the directors so nominated by the Shareholder which is represented by fewer directors shall be entitled at that meeting to such additional vote or votes as shall result in the directors so present representing each Shareholder having in aggregate the number of votes which could have been exercised by such maximum number of directors.

6.25         The directors participate in a directors’ meeting, or part of a director’s meeting, when:

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(a)           the meeting has been called and takes place in accordance with this Agreement; and

(b)           they can each communicate to the others any information or opinions they have on any particular item of the business of the meeting.

6.26         In determining whether directors are participating in a directors’ meeting, it is irrelevant where any director is or how they communicate with each other.

6.27         If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

Organisational matters

6.28         The parties agree that it is essential that IST has a high-calibre, dedicated management team (the Management Team) which understands the FPAS and NPA cultures (as well as the culture of UK MOD) and is focused on building up IST into a substantial company within the UK and international defence manufacturing sector.

6.29         Where FPAS and NPA transfer personnel to IST, they will ensure that such personnel are replaced in their previous roles within FPAS and NPA so as to enable them to be fully committed to IST. FPAS and NPA will ensure that the establishment and management of IST does not result in disruption to existing contractual obligations to the UK MOD.

6.30         Subject to Clause 5 and Schedule 1, senior management shall be recruited by the MD and David Hind (or any replacement or successor to David Hind, as nominated by FPAS), who will work together in the recruitment process

6.31         The roles, responsibilities and terms of employment of all senior management and the organisational structure of IST must be approved by both Shareholders.

6.32         The Shareholders agree that one senior manager of IST will be selected to ensure compliance with all export control requirements, including but not limited to technical assistance agreements, manufacturing licence agreements and any other related compliance issues.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.             RESTRICTIONS ON THE PARTIES

7.1           Each of the Shareholders shall not, and each of the Shareholders shall procure that each member of their respective Groups shall not, during the times specified in Clause 7.4 below, offer employment to, enter into a contract for the services of, or attempt to solicit or seek to entice away from IST any individual who is at the time of, or in six month period prior to, the offer, or attempt, a director, officer, secondee or employee holding an executive or managerial position with IST or procure or facilitate the making of any such offer or attempt by any other person.

7.2           NPA shall not, and NPA shall procure that each NPA Group Company shall not, during the times specified in Clause 7.4 below, offer employment to, enter into a contract for the services of, or attempt to solicit or seek to entice away from FPAS or any FP Group Company, any individual who is at the time of the offer, or attempt, a director, officer or employee holding an executive or managerial position with FPAS or any FP Group Company or procure or facilitate the making of any such offer or attempt by any other person.

7.3           FPAS and FPII shall not, and FPAS and FPII shall procure that each FP Group Company shall not, during the times specified in Clause 7A below, offer employment to, enter into a contract for the services of, or attempt to solicit or seek to entice away from NPA or any NPA Group Company, any individual who is at the time of the offer, or attempt, a director, officer or employee holding an executive or managerial position with NPA or any NPA Group Company or procure or facilitate the making of any such offer or attempt by any other person.

7.4           The times during which the restrictions set out in this Clause 7 apply are:

(a)           any time when the party in question is a Shareholder; and

(b)           for a period of two years after the party in question ceases to be a Shareholder.

8.             GUARANTEES AND INDEMNITIES

FP Employees means Mark Draisey, Mike Bowling and Phil Gall;

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NPA Employees means Mike Linton and Scott Seefelt;

Transfer Date means the Completion Date;

Transfer Regulations means the Transfer of Undertakings (Protection of Employment) Regulations 2006 as amended;

8.1           Background

The parties do not believe that the establishment of IST under this Agreement constitutes a “relevant transfer” within the meaning of the Transfer Regulations. However, in order to establish IST FPAS and FPI will second the FP Employees and NPA will second the NPA Employees to provide certain services to IST. In addition, in order to provides its functions IST also envisages employing a number of employees directly and where necessary engaging contractors to provide services on a consultancy basis subject to standard terms and conditions as agreed between IST, NPA and FPAS.

8.2           FP Employees

(a)           In the event that the establishment of IST under this Agreement is found to constitute a “relevant transfer” within the meaning of the Transfer Regulations and, as a result, the contracts of employment of any of the FP Employees shall have effect from and after the Transfer Date as if originally made between IST and the FP Employees (the “Transferred FP Employees”), then the provisions in Clause 8.2(b) to Clause 8.2(d) inclusive below shall apply.

(b)           All wages, salaries, bonus and commission payments, contributions to pension schemes and any other emoluments (whether monetary or otherwise), tax and national insurance contributions relating to the Transferred FP Employees accrued up to and including the Transfer Date shall be paid or borne by FPAS and by IST thereafter and all necessary apportionments shall be made.

(c)           FPAS shall pay to IST on Completion a sum equal to the cost to IST of providing all holiday entitlements and holiday pay accrued to the Transferred FP Employees up to and including the Transfer Date.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)           FPAS shall indemnify IST and NPA and any NPA Group Company and keep IST and NPA and any NPA Group Company indemnified against all and any costs, expenses, liabilities, damages and losses arising out of any claim, demand, action or proceeding which is made or brought against NPA and/or any NPA Group Company and/or IST at any time:

(i)            by a Transferred FP Employee and which relates to circumstances or events occurring or arising on or prior to the Transfer Date in relation to or arising out of his or her employment (including without limitation in relation to obligations to inform and consult under the Transfer Regulations) save to the extent that any such claim, demand, action or proceedings arise from the act or omission of IST or NPA or any NPA Group Company; or

(ii)           by a trade union or any other body or person representing all or any of the Transferred FP Employees and relates to circumstances or events occurring or arising on or prior to the Transfer Date including without limitation in relation to obligations to inform and/or consult appropriate representatives (whether under the Transfer Regulations or otherwise)) save to the extent that any such claim, demand, action or proceedings arise from the act or omission of IST or NPA or any NPA Group Company.

8.3           If, at any time, any contract of employment of any employee or former employee of FPAS who is not an FP Employee is deemed or alleged to have been effected between IST and such person or any liability in respect of such person is deemed or alleged to have transferred to IST as a result of the Transfer Regulations:

(a)           IST shall within 15 Business Days of becoming aware of the application or alleged application of the Transfer Regulations to any such contract notify FPAS in writing that such employment contract is deemed or alleged to have effect as if originally made between such person and IST; and

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(b)                                 FPAS may, within 10 Business Days of receipt of such notice, offer employment to any relevant person and:

(i)                                     if such offer is accepted; or

(ii)                                  if such offer is not accepted within 10 Business Days after being made; or

(iii)                               if no such offer is made by FPAS within 10 Business Days

then IST may terminate any such person’s employment by giving lawful notice and in compliance with the statutory dismissal procedure.

8.4                                 FPAS shall fully indemnify and keep IST indemnified in full against any loss which IST incurs in connection with or arising out of:

(a)                                  the termination of employment of any person in accordance with this Clause 8.4 (provided notice of such termination is given within 30 Business Days of IST notifying FPAS of the application or alleged application of the Transfer Regulations to any such contract;

(b)                                 the costs of all salary (including notice payments) and other emoluments (including tax and national insurance payments thereon) in relation to any such person whose employment is terminated in accordance with this Clause 8.4 as incurred by IST from the alleged date of transfer to the date of such termination (provided notice of such termination is given within 30 Business Days of IST notifying FPAS of the application or alleged application of the Transfer Regulations to any such contract); and

(c)                                  any claim made at any time by or on behalf of any such person in connection with or arising directly or indirectly out of their employment or engagement by FPAS or any act, omission, event or occurrence taking place on or before the alleged date of transfer save for in respect of any acts or omissions of IST.

8.5                                 IST shall indemnify FPAS and any FP Group Company and keep FPAS and FPAS Group Company indemnified against all and any costs, expenses, liabilities, damages and losses arising out of any claim, demand, action or proceeding which is made or brought by a

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Transferred FP Employee against FPAS and any FP Group Company at any time and relates to circumstances or events occurring or arising after the Transfer Date in relation to or arising out of his or her employment and in respect of which Clause 8.2(d) does not apply and in respect of any failure by IST to comply with its information and consultation obligations under the Transfer Regulations save to the extent that such failure arises from the act or omission of FPAS.

8.6                                 NPA Employees

(a)                                  In the event that the establishment of IST under this Agreement is found to constitute a “relevant transfer” within the meaning of the Transfer Regulations and, as a result, the contracts of employment of any of the NPA Employees shall have effect from and after the Transfer Date as if originally made between IST and the NPA Employees (the “Transferred NPA Employees”), then the provisions in Clauses 8.6(b) to 8.6(d) inclusive below shall apply.

(b)                                 All wages, salaries, bonus and commission payments, contributions to pension schemes and any other emoluments (whether monetary or otherwise), tax and national insurance contributions relating to the Transferred NPA Employees accrued up to and including the Transfer Date shall be paid or borne by NPA and by IST thereafter and all necessary apportionments shall be made.

(c)                                  NPA shall pay to IST on Completion a sum equal to the cost to IST of providing all holiday entitlements and holiday pay accrued to the Transferred NPA Employees up to and including the Transfer Date.

(d)                                 NPA shall indemnify IST and FPAS and any FP Group Company and keep IST and FPAS and any FP Group Company indemnified against all and any costs, expenses, liabilities, damages and losses arising out of any claim, demand, action or proceeding which is made or brought against FPAS and/or any FP Group Company and/or IST at any time:

(i)                                     by a Transferred NPA Employee and which relates to circumstances or events occurring or arising on or prior to the Transfer Date in relation to or

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arising out of his or her employment (including without limitation in relation to obligations to inform and consult under the Transfer Regulations) save to the extent that any such claim, demand, action or proceedings arise from the act or omission of IST or FPAS or any FP Group Company; or

(ii)                                  by a trade union or any other body or person representing all or any of the Transferred NPA Employees and relates to circumstances or events occurring or arising on or prior to the Transfer Date including without limitation in relation to obligations to inform and/or consult appropriate representatives (whether under the Transfer Regulations or otherwise)) save to the extent that any such claim, demand, action or proceedings arise from the act or omission of IST or FPAS or any FP Group Company.

8.7                                 If, at any time, any contract of employment of any employee or former employee of NPA who is not an NPA Employee is deemed or alleged to have been effected between IST and such person or any liability in respect of such person is deemed or alleged to have transferred to IST as a result of the Transfer Regulations:

(a)                                  IST shall within 15 Business Days of becoming aware of the application or alleged application of the Transfer Regulations to any such contract notify NPA in writing that such employment contract is deemed or alleged to have effect as if originally made between such person and IST; and

(b)                                 NPA may, within 10 Business Days of receipt of such notice, offer employment to any relevant person and:

(i)                                     if such offer is accepted; or

(ii)                                  if such offer is not accepted within 10 Business Days after being made; or

(iii)                               if no such offer is made by NPA within 10 Business Days

then IST may terminate any such person’s employment by giving lawful notice and in compliance with the statutory dismissal procedure.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.8                                 NPA shall fully indemnify and keep IST indemnified in full against any loss which IST incurs in connection with or arising out of

(a)                                  the termination of employment of any person in accordance with this Clause 8.8 (provided notice of such termination is given within 30 Business Days of IST notifying NPA of the application or alleged application of the Transfer Regulations to any such contract;

(b)                                 the costs of all salary (including notice payments) and other emoluments (including tax and national insurance payments thereon) in relation to any such person whose employment is terminated in accordance with this Clause 8.8 as incurred by IST from the alleged date of transfer to the date of such termination (provided notice of such termination is given within 30 Business Days of IST notifying NPA of the application or alleged application of the Transfer Regulations to any such contract); and

(c)                                  any claim made at any time by or on behalf of any such person in connection with or arising directly or indirectly out of their employment or engagement by NPA or any act, omission, event or occurrence taking place on or before the alleged date of transfer save for in respect of any acts or omissions of IST.

8.9                                 IST shall indemnify NPA and keep NPA and any NPA Group Company indemnified against all and any costs, expenses, liabilities, damages and losses arising out of any claim, demand, action or proceeding which is made or brought by a Transferred NPA Employee against NPA or any NPA Group Company at any time and relates to circumstances or events occurring or arising after the Transfer Date in relation to or arising out of his or her employment and in respect of which Clause 8.6(d) does not apply and in respect of any failure by IST to comply with its information and consultation obligations under the Transfer Regulations save to the extent that such failure arises from the act or omission of NPA or any NPA Group Company.

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9.                                      THE BUSINESS PLAN

9.1                                 The MD and FD will jointly develop an annual business plan (the Business Plan) setting out the following year’s expected revenue and cost components for the production and sale of products and shall include in relation to the Financial Year to which it relates:

(a)                                  a cashflow statement giving:

(i)                                     an estimate of the working capital requirements; and

(ii)                                 an indication of the amount (if any) that it is considered prudent to retain, for the purpose of meeting those requirements, out of those profits of the previous Financial Year that are available for distribution to shareholders;

(b)                                 a monthly projected profit and loss account;

(c)                                  an operating budget (including capital expenditure requirements) and balance sheet forecast;

(d)                                 a management report giving business objectives for the year;

(e)                                  a financial report which shall include an analysis of the estimated results of IST for the previous Financial Year compared with the Business Plan for that year, identifying variations in sales revenues, costs and other material items; and

(f)                                    a business development and marketing plan.

9.2                                 The Business Plan for the Financial Year in which IST is formed shall be in agreed form and adopted by IST at Completion.

9.3                                Other than as set out in Clause 9.2, the Business Plan for every other Financial Year shall be prepared by the MD and FD and presented to the Board no later than 45 days before the end of the preceding Financial Year (the first day being the first day of the Financial Year to which the plan relates) for approval by the Board. For the avoidance of doubt, notwithstanding any Reserved Matter being referred to or included in the relevant Business Plan, the provisions of Clauses 5.1 and 5.2 shall apply to the transacting of such Reserved Matter.

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10.                            FINANCING OF IST

10.1                        The Shareholders envisage that IST shall be self-financed from its own cashflow and contributions as agreed from FPAS and NPA.

10.2                        There is no obligation on the Shareholders or any members of their respective Groups to provide any further finance to IST but, if they agree to do so, the Shareholders shall each provide the same amount on the same terms unless they agree otherwise in writing. For the avoidance of doubt, the failure of a Shareholder to provide additional funding where such funding and its terms have been agreed shall be deemed to constitute a material breach of this Agreement.

11.                            ACCOUNTING

11.1                        IST shall at all times maintain accurate and complete accounting and other financial records including all corporation tax computations and related documents and correspondence with HM Revenue & Customs in accordance with the requirements of all applicable laws and generally accepted accounting principles applicable in the United Kingdom.

11.2                        IST shall cause to be kept, at its registered office in the United Kingdom full and proper ledgers and other books of account of all receipts and disbursements and other financial activities of IST.

11.3                        Each party and its authorised representatives shall be allowed access at all reasonable times to examine the books and records of IST.

11.4                        IST shall supply each party with the financial information necessary to keep the party informed about how effectively the Business of IST is performing and in particular shall supply each party with:

(a)                                  a copy of each year’s Business Plan when presented to the Board in accordance with Clause 9.3;

(b)                                 a copy of the audited accounts of IST prepared in accordance with the laws applicable in and the accounting standards, principles and practices generally

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accepted in the United Kingdom, within 10 Business Days of said audited accounts being approved by the Board; and

(c)                                  monthly management accounts of IST to be supplied within 15 Business Days of the end of the month to which they relate (the first day being the first day of the following month) and the accounts shall include a profit and loss account, a balance sheet and a cashflow statement.

11.5                        Each party shall be entitled to require IST, and IST shall as soon as possible comply with such a request, to provide any documents, information and correspondence necessary (at the cost of the party making the request) to enable the relevant party to comply with filing, elections, returns or any other requirements of HM Revenue & Customs or of any other revenue or tax authority.

12.                            DEADLOCK

12.1                        There is a deadlock if a resolution is proposed at a properly convened meeting of Shareholders or of the Board and one of the following applies:

(a)                                  there is no quorum at the meeting and no quorum at the meeting when it is reconvened following an adjournment;

(b)                                 subject to the Board following the procedure set out in Clause 6.21, where there is a meeting of the Board and an equal number of votes are cast for and against the resolution proposed; or

(c)                                  where there is a meeting of Shareholders and an equal number of votes of Shareholders are cast for and against the resolution;

(d)                                 in respect of any Reserved Matter, the consent of FPAS and NPA is not obtained to the matter in question.

12.2                        There is no deadlock if a meeting, or adjournment, is inquorate because the person who proposed the resolution does not attend.

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12.3                          Either Shareholder may within 10 Business Days of the meeting at which the deadlock arises (the first day being the day after the meeting) serve notice on the other Shareholder (Deadlock Notice):

(a)                                  stating that in its opinion a deadlock has occurred; and

(b)                                 identifying the matter giving rise to the deadlock.

12.4                           The Shareholders undertake that they shall:

(a)                                  on the date of service of the Deadlock Notice, refer the matter giving rise to the deadlock to:

(i)                                     in NPA’s case, the Global CEO of the Carbon Division of Morgan Crucible; and

(ii)                                  in FPAS’ case, the chairman of the ultimate parent company of FPAS, for resolution; and

(b)                                 use all reasonable endeavours in good faith to resolve the dispute.

13.                               RESOLUTION OF DEADLOCK

13.1                          A Deadlock Resolution Notice is a notice served by one. Shareholder on the other in which the server offers, at the price for each share specified in the notice (in cash and not on deferred terms), either to sell all its shares in IST to the recipient of the Deadlock Resolution Notice or to buy all the recipient’s shares in IST.

13.2                          A Deadlock Resolution Notice may not be revoked.

13.3                          If the Shareholders are unable to resolve a deadlock arising under Clause 12.1 within 10 Business Days from the date the deadlock matter is referred to the respective persons under Clause 12.4, then either Shareholder may within five Business Days of the Mediation Expiry Date (defined in Clause 13.8 below)(the first day is the day after the day of expiry) serve a Deadlock Resolution Notice on the other.

13.4                          Subject to Clause 13.7 no party shall commence any court proceedings until the procedures in Clause 13.4 to Clause 13.6 have been completed.

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13.5                          No party shall be entitled to suspend the performance of its undisputed obligations under this agreement merely by reason of the reference of any dispute to the dispute resolution procedure contained in this Clause.

13.6                           The parties shall attempt in good faith to resolve the dispute by a procedure of mediation in accordance with the Centre for Effective Dispute Resolution mediation rules or Model Mediation Procedure in force at the commencement of the mediation, (or in the event that the Centre for Effective Dispute Resolution has ceased to exist as at the time of the commencement of the mediation, mediation rules or a model mediation procedure offered by any other body offering commercial mediation services which shall be selected by the Shareholder initiating or pursuing the dispute), which procedure shall be commenced within five Business Days of the expiry of the 10 Business Day period in Clause 13.3 above by written notification by any Shareholder to the other that it wishes to initiate mediation (Notification) (or longer if so agreed by the Shareholders). In the event that any provision of such mediation rules or model mediation procedure conflicts with any provision of this Clause the provisions of this Clause shall take precedence. In the event that any timescales contained in such mediation rules or model mediation procedure conflicts with the timescales referred to in this Clause the timescales contained in such mediation rules or model mediation procedure shall be amended accordingly such that the timescales referred to in this Clause shall be adhered to.

13.7                          In the event that resolution of the dispute is achieved in consequence of such mediation procedure, such resolution shall be reduced to writing and, once it is signed by the duly authorised representatives of the parties, shall be binding on the parties. Unless concluded by a written legally binding agreement all discussions and negotiations connected with the mediation procedure referred to in Clause 13.4 shall be conducted in confidence and without prejudice to the rights of the parties in any future legal or other proceedings. Nor may such matters be produced or relied upon in evidence in any such proceedings.

13.8                           If any dispute to which this Clause relates is not resolved by the mediation procedure referred to in Clause 13.4 and Clause 13.5 within a period of 20 Business Days from Notification (or longer if so agreed in writing by the Shareholders), the mediation

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procedure shall be terminated and, the Deadlock Resolution procedure shall continue in accordance with 13.10 following the expiry of a further five Business Days (the Mediation Expiry Date).

13.9                        The dispute resolution process contained in this Clause 13 shall not impose any precondition on any Shareholder or otherwise prevent or delay any Shareholder from commencing proceedings in any court of competent jurisdiction in relation to any dispute in which the Shareholder requires an order (whether interlocutory or final) restraining the other Shareholder from doing any act or compelling the other Shareholder to do any act.

13.10                  The recipient of a Deadlock Resolution Notice may choose to do either of the following, at the price for each share specified in the Deadlock Resolution Notice, by serving a counter-notice within 10 Business Days of receiving the Deadlock Resolution Notice (the first day is the day after the day of receipt):

(a)                                  buy all the shares in IST of the server of the Deadlock Resolution Notice; or

(b)                                 sell all its shares in IST to the server of the Deadlock Resolution Notice.

13.11                  If no counter-notice is served within the period of 10 Business Days available, the recipient of the Deadlock Resolution Notice is deemed to have accepted the offer in the Deadlock Resolution Notice at the expiry of that period.

13.12                  The service of a counter-notice, or deemed acceptance of the Deadlock Resolution Notice, shall bind the Shareholders to buy and sell the shares (as the case may be) on the terms set out in Clause 19.

13.13                  If both Shareholders serve a Deadlock Resolution Notice under Clause 13.3, the
Deadlock Resolution Notice containing the highest price per share shall be effective.

13.14                  If at the end of the 10 Business Days period specified in Clause 13.3 neither Shareholder has served a Deadlock Resolution Notice, either Shareholder may elect by written notice served on the other Shareholder for IST to be wound up in accordance with Clause 18 (Wind Up Notice) provided that such Wind Up Notice is served within 20 Business Days

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of the relevant Shareholder being entitled to serve a Wind Up Notice pursuant to this Clause 13.14.

13.15                    References in this Clause to shares held by a Shareholder in IST are to all the shares in IST held by that Shareholder and not to some only of those shares.

14.                              TRANSFER OF SHARES

14.1                          Each of the Shareholders hereby agree and undertake to each other that it will not transfer its shares in IST other than pursuant to the terms of Clause 14.2 or Clauses 14.3 or with the written consent of the other Shareholder and that it will not create any Encumbrance over any of its shares in IST which would prevent the application of Clause 16 below.

14.2                          FPAS may transfer the FP Shares to a FP Group Company without the consent of NPA. FPAS undertakes to NPA to procure that any such transferee shall re-transfer the FP Shares to another FP Group Company immediately prior to such transferee ceasing to be a FP Group Company.

14.3                          NPA may transfer the NPA Shares to an NPA Group Company without the consent of FPAS. NPA undertakes to FPAS to procure that any such transferee shall re-transfer the NPA Shares to another NPA Group Company immediately prior to such transferee ceasing to be a NPA Group Company.

15.                               OBLIGATORY TRANSFER EVENT

If anything mentioned in this Clause happens to a company which is a member of a Shareholder’s Group it is an Obligatory Transfer Event in respect of that Shareholder and the provisions of Clause 16 apply provided that the Buyer (as defined in Clause 16) shall have subscribed and paid for its full amount of Equity Shares in accordance with the terms of Clause 4.4:

(a)                                  the liquidation (voluntary or otherwise) of the company , other than:

(i)                                    a genuine solvent reconstruction or amalgamation in which a new company assumes (and is capable of assuming) all the obligations of the company; or

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(ii)                                  the solvent liquidation of a dormant company;

(b)                                 a Change of Control of the company other than a Change of Control of FPI or Morgan Crucible;

(c)                                  an order is made by a court of competent jurisdiction, or a resolution is passed, for the administration of the company, or documents are filed with the court for the appointment of an administrator, or notice of intention to appoint an administrator is given by the company, or its directors or by a qualifying floating charge holder (as defined in paragraph 14 of Schedule B1 to the Insolvency Act 1986) or any equivalent proceeding in any other jurisdiction;

(d)                                 any step is taken by any person other than a member of the other Shareholder’s Group (and is not withdrawn or discharged within 90 days) to appoint a receiver, administrative receiver or manager in respect of the whole or a substantial part of the assets or undertaking of the Shareholder or any company in the Shareholder’s Group;

(e)                                  the company being unable to pay its debts as they fall due for the purposes of section 123 of the Insolvency Act 1986 or any equivalent proceeding in any other jurisdiction;

(f)                                    the company entering into a composition or arrangement with its creditors;

(g)                                 any chargor enforcing any charge created over any shares held by the company in IST.

16.                               TRANSFER FOLLOWING OBLIGATORY TRANSFER EVENT

16.1                           Where an Obligatory Transfer Event happens to a party (in this Clause the Seller) it shall give notice of it to the other party (in this Clause the Buyer) as soon as possible and, if it does not, it is deemed to have given such notice on the date on which the Buyer becomes aware of such Obligatory Transfer Event (Notice of Obligatory Transfer Event).

16.2                           As soon as practicable after service, or deemed service, of the Notice of Obligatory Transfer Event, the Shareholders shall seek to agree the value of the Seller’s shares and in

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the absence of such agreement within 10 Business Days after service, or deemed service, of the Notice of Obligatory Transfer Event, shall procure that IST appoints an Expert in accordance with Clause 17 to determine the Fair Value of the Seller’s shares in IST (Sale Shares).

16.3                        The Buyer has the right, but not the obligation, within 10 Business Days of receiving notification of the Fair Value determined by the Expert (the first day being the day after the Buyer receives the Fair Value notification) to serve a notice on the Seller to buy all of the Sale Shares at the Fair Value.

16.4                        In this Clause the Fair Value of the Sale Shares shall be the value that the Expert certifies to be the fair market value in his opinion based on the following assumptions:

(a)                                  the value of the shares in question is that proportion of the fair market value of the entire issued share capital of IST that the Sale Shares bear to the then total issued share capital of IST (with no premium or discount for the size of the Seller’s shareholding or for the rights or restrictions applying to the shares under this Agreement or the Articles);

(b)                                 the sale is between a willing buyer and a willing seller on the open market;

(c)                                  the sale is taking place on the date that the Obligatory Transfer Event occurred;

(d)                                 if IST is then carrying on its Business as a going concern, on the assumption that it shall continue to do so;

(e)                                  the shares are sold free of all Encumbrances; and

(f)                                    to take account of any other factors that the Expert reasonably believes should be taken into account.

16.5                        If any problem arises in applying any of the assumptions set out in Clause 16.4, the Expert shall resolve the problem in whatever manner he shall, in his absolute discretion, think fit.

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16.6                        The Expert shall be requested to determine the Fair Value of the Sale Shares within 10 Business Days of his appointment and to notify the Buyer and Seller in writing of his determination.

16.7                        The service of a notice to buy under Clause 16.3 shall bind the Shareholders to buy and sell the shares, as the case may be, in accordance with Clause 19.

16.8                        If at the end of the period specified in Clause 16.3 the Buyer has not served a notice to buy the Sale Shares, the Buyer may elect by written notice served on the Seller for IST to be wound up in accordance with Clause 18 (Wind Up Notice) provided that such Wind Up Notice is served within 28 days of the Buyer being entitled to serve a Wind Up Notice pursuant to this Clause 16.8.

17.                            EXPERT

17.1                        An Expert is a person appointed in accordance with this Clause to resolve a matter under Clause 16 of this Agreement.

17.2                        The Shareholders shall endeavour to agree on the appointment of an independent Expert.

17.3                        If the Shareholders are unable to agree on an Expert within seven days of either Shareholder serving details of a suggested expert on the other, either Shareholder shall then be entitled to request the then President of the Institute of Chartered Accountants in England and Wales to appoint an Expert who is an accountant of repute with experience in the valuation of private companies limited by shares.

17.4                        If the Expert dies or becomes unwilling or incapable of acting, or does not deliver the decision within the time required by this Clause then:

(a)                                  either Shareholder may apply to the then President of the Institute of Chartered Accountants in England and Wales to discharge the Expert and to appoint a replacement Expert with the required expertise; and

(b)                                 this Clause applies in relation to the new Expert as if be were the first Expert appointed.

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17.5                        All matters under this Clause shall be conducted, and the Expert’s decision shall be written, in the English language.

17.6                        The Shareholders are entitled to make submissions to the Expert and shall provide (or procure that others including IST provide) the Expert with such assistance and documents as the Expert reasonably requires for the purpose of reaching a decision, subject to the Expert agreeing to give such confidentiality undertakings as the Shareholders may reasonably require.

17.7                        To the extent not provided for by this Clause, the Expert may in his reasonable discretion determine such other procedures to assist with the conduct of the determination as he considers just or appropriate, including (to the extent he considers necessary) instructing professional advisers to assist him in reaching his determination.

17.8                        Each Shareholder shall with reasonable promptness supply, and shall procure that others within their respective Groups, supply the other Shareholder with all information and give each other access to all documentation and personnel as the other Shareholder reasonably requires to make a submission under this Clause.

17.9                        The Expert shall act as an expert and not as an arbitrator. The Expert’s written decision on the matters referred to him shall be final and binding on the Shareholders in the absence of manifest error or fraud.

17.10                  Each Shareholders shall bear its own costs in relation to the reference to the Expert. The Expert’s fees and any costs properly incurred by him in arriving at his determination (including any fees and costs of any advisers appointed by the Expert) shall be borne by the Shareholders equally or in such other proportions as the Expert shall direct.

18.                            TERMINATION AND LIQUIDATION

18.1                        Except for the provisions which this Clause states shall continue in full force after termination, this Agreement shall terminate:

(a)                                  when only a FP Group Company or a NPA Group Company holds shares in IST; or

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(b)                                 when a resolution is passed by shareholders or creditors, or an order made by a court or other competent body or person instituting a process that shall lead to IST being wound up and its assets being distributed among IST’s creditors, shareholders or other contributors.

18.2                        The following provisions of this Agreement remain in full force after termination:

(a)                                  Clause 1 (Interpretation);

(b)                                 Clause 7 (Restrictions on the Parties);

(c)                                  Clause 8 (Guarantees and Indemnities);

(d)                                 this Clause;

(e)                                  Clause 22 (Confidentiality);

(f)                                    Clause 27 (Whole agreement);

(g)                                 Clause 29 (Variation and waiver);

(h)                                 Clause 30 (Costs);

(i)                                     Clause 33 (Notice);

(j)                                     Clause 35 (Severance);

(k)                                  Clause 39 (Governing law and jurisdiction).

18.3                        Termination of this Agreement shall not affect any rights or liabilities that the parties have accrued under it up until the point of Termination.

18.4                        Where IST is to be wound up and its assets distributed, the Shareholders shall agree a suitable basis for dealing with the interests and assets of IST and shall endeavour to ensure that:

(a)                                  all existing contracts of IST are performed to the extent that there are sufficient resources;

(b)                                 IST shall not enter into any new contractual obligations;

(c)                                  IST is dissolved and its assets are distributed as soon as practical; and

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(d)                                 any other proprietary information or intellectual property rights belonging to or originating from a party shall be returned to it by the other party or IST and all such proprietary information or intellectual property rights shall be erased from the computer systems (to the extent possible) of IST and the party who is returning it.

18.5                        Where any party is required by any law, regulation or governmental or regulatory authority to retain any proprietary information (or copies of such information) of the other party or IST, it shall notify the other party in writing of such retention giving details of the information that it has been required to retain.

19.                            COMPLETION OF THE SALE AND PURCHASE OF SHARES IN IST

19.1                        This Clause applies only to transfers between the Shareholders pursuant to Clause 13 (Resolution of Deadlock) and Clause 16 (Transfer following Obligatory Transfer Event).

19.2                        The sale of shares under this Agreement shall be completed at the registered office of the Company on the tenth Business Day:

(a)                                  after the deemed acceptance of a Deadlock Resolution Notice under Clause 13.11 or receipt of a counter-notice to a Deadlock Resolution Notice under Clause 13.10; or

(b)                                 after service of a notice to buy under Clause 16.3.

19.3                        At completion the party selling the shares shall:

(a)                                  transfer the shares free from all Encumbrances by way of a duly completed share transfer form to the buyer together with the relevant share certificate and such other documents as the buyer may reasonably require to show good title to the shares or enable it to be registered as the holder of the shares;

(b)                                 deliver the resignations of any directors appointed by the selling party to take effect at completion and acknowledging that they have no claims against IST;

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(c)                                  warrant that it has no right to require IST to issue it with any share capital or other securities and that no Encumbrance affects any unissued shares or other securities of IST;

(d)                                 warrant that it is the beneficial owner of the shares being sold;

(e)                                  warrant that no commitment has been given to create an Encumbrance affecting the shares being sold (or any unissued shares or other securities of IST) and that no person has claimed any rights in respect thereof;

(f)                                    undertake to do all it can, at its own cost, to give the buyer the full legal and beneficial title to the shares; and

(g)                                 provide IST with a waiver in writing of any rights such party may have to be issued with any share capital or other securities in IST.

19.4                        At completion the buying party shall pay the purchase price by telegraphic transfer to the selling party or its lawyers (in the event that the selling party has notified the buying party that such lawyers have been irrevocably authorised by the selling party to receive it).

19.5                        At or before completion IST shall repay any loans made by the selling party to IST (together with any interest accrued thereon) and the parties shall use their reasonable endeavours to procure that the selling party is released from any guarantees and/or security arrangements that it has given in respect of IST and its business.

19.6                        The parties shall procure the registration (subject to due stamping by the buyer) of the transfer of shares in IST pursuant to this Clause and each of them consents to such transfer and registration pursuant to this Agreement and the Articles.

19.7                        The shares shall be sold with all rights that attach, or may in the future attach, to them (including the right to receive all dividends and distributions declared, made or paid on or after the events referred to in Clause 19.2(a) or Clause 19.2(b) as appropriate.

19.8                        The party buying the shares is not obliged to complete the purchase of any of the shares being sold unless the purchase of all the shares being sold is completed simultaneously.

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19.9                          If the party selling the shares fails to complete the transfer of shares as required under this Clause, IST:

(a)                                  is irrevocably authorised to appoint any person to transfer the shares on the selling party’s behalf and to do anything else that the party buying the shares may reasonably require to complete the sale; and

(b)                                 may receive the purchase price in trust for the party selling the shares, giving a receipt that shall discharge the party buying the shares.

20.                               STATUS OF AGREEMENT

20.1                          Each party shall, to the extent that it is able to do so, exercise all its voting rights and other powers in relation to IST to procure that the provisions of this Agreement are properly and promptly observed and given full force and effect according to the spirit and intention of the agreement.

20.2                          If any provision in the memorandum or Articles of IST conflicts with any provision of this Agreement, this Agreement shall prevail.

20.3                          The parties shall, when necessary, exercise their powers of voting and any other rights and powers they have to amend, waive or suspend a conflicting provision in the memorandum or Articles to the extent necessary to permit IST and its business to be administered as provided in this Agreement.

21.                               INTELLECTUAL PROPERTY RIGHTS

21.1                           FPII shall own and retain all FPII IPR and NPA shall own and retain all NPA IPR, in each case, subject to the terms of the FPII Sub-contract and the NPA Sub-contract.

22.                               CONFIDENTIALITY

22.1                           In this Clause Confidential Information means any information:

(a)                                  which either party may have or acquire (whether before or after the date of this Agreement) in relation to the customers, suppliers, business, assets or affairs of

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IST (including, without limitation, any information provided pursuant to Clause 11);

(b)                                 which either party or any member of its Group may have or acquire (whether before or after the date of this Agreement) in relation to the customers, suppliers, business, assets or affairs of the other party or any member of the other party’s Group, as a consequence of the negotiations relating to this Agreement or any other agreement or document referred to in this Agreement or the performance of the agreement or any other agreement or document referred to in this Agreement; or

(c)                                  which relates to the contents of this Agreement (or any agreement or arrangement entered into pursuant to this Agreement),

but excludes the information in Clause 22.2.

22.2                           Information is not Confidential Information if:

(a)                                  it is or becomes public knowledge other than as a direct or indirect result of the information being disclosed in breach of this Agreement;

(b)                                 either party can establish to the reasonable satisfaction of the other party that it found out the information from a source not connected with the other party or its Group and that the source is not under any obligation of confidence in respect of the information;

(c)                                  either party can establish to the reasonable satisfaction of the other party that the information was known to the first party before the date of this Agreement and that it was not under any obligation of confidence in respect of the information; or

(d)                                 the parties agree in writing that it is not confidential.

22.3                          Each party shall at all times use all reasonable endeavours to keep confidential (and to ensure that its employees, agents, Group members and the employees and agents of such Group members, and IST (in respect of information specified in Clause 22.1(b) and

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Clause 22.1(c)) shall keep confidential) any Confidential Information and shall not use or disclose any such Confidential Information except:

(a)                                  to another member of the FP Group or NPA Group, as the case may be, or to a party’s professional advisers where such disclosure is for a purpose related to the operation of this Agreement;

(b)                                 with the written consent of such of IST or the party or any member of its Group that the information relates to;

(c)                                  as may be required by law or by the rules of any recognised stock exchange, or governmental or other regulatory body, when the party concerned shall, if practicable, supply a copy of the required disclosure to the other before it is disclosed and incorporate any amendments or additions reasonably required by the other and which would not thereby prevent the disclosing party from complying with its legal obligations;

(d)                                 to any tax authority to the extent reasonably required for the purposes of the tax affairs of the party concerned or any member of its Group; or

(e)                                  if the information comes within the public domain (otherwise than as a result of the breach of this Clause 22.3).

22.4                        Each party shall inform (and shall use all reasonable endeavours to procure that any Subsidiary and IST shall inform) any officer, employee or agent or any professional adviser advising it in relation to the matters referred to in this Agreement, or to whom it provides Confidential Information, that such information is confidential and shall require them:

(a)                                  to keep it confidential; and

(b)                                 not to disclose it to any third party (other than those persons to whom it has already been disclosed in accordance with the terms of this Agreement).

22.5                        Upon termination of this Agreement, either party may demand from the other and IST the return of any documents containing Confidential Information in relation to the first party

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by notice in writing whereupon the other party shall (and shall use all reasonable endeavours to ensure that its Group members, and its officers and employees and those of its Group members and IST shall):

(a)                                  return such documents; and

(b)                                 destroy any copies of such documents and any other document or other record reproducing, containing or made from or with reference to the Confidential Information,

save, in each case, for any submission to or filings with governmental, tax or regulatory authorities. Such return or destruction shall take place as soon as practicable after the receipt of any such notice.

22.6                        The obligations of each of the parties in this Clause 22 shall continue without limit in time and notwithstanding termination of this Agreement for any cause.

23.                            PUBLICITY

23.1                        Any public announcements in relation this Agreement and/or the formation of IST require the prior written consent of both Shareholders.

24.                            DATA PROTECTION

24.1                        The Shareholders acknowledge that IST may be subject to the requirements of the Data Protection Act 1998 and shall therefore make all reasonable efforts to ensure that they and IST comply with any obligations arising as a result

25.                            FREEDOM OF INFORMATION

25.1                        The parties acknowledge that IST may be subject to the requirements of the Freedom of Information Act 2000 as a result of its dealings with the UK MOD and shall therefore make all reasonable efforts to ensure that they and IST perform any disclosure obligations arising as a result.

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26.                               WARRANTY

Each party warrants and represents to the other that, at the date of this Agreement, IST has not carried on any business, has no assets or liabilities, has no employees and is not a party to any contracts except as necessary to comply with Clause 4.

27.                               WHOLE AGREEMENT

27.1                           This Agreement, and any documents referred to in it constitute the whole agreement between the Shareholders or any relevant Group company and supersede any previous arrangement, understanding or agreement between them relating to the subject matter they cover.

27.2                          Each party acknowledges that in entering into this Agreement, and any documents referred to in it, it does not rely on, and shall have no remedy in respect of, any statement, representation, assurance or warranty of any person other than as expressly set out in this Agreement or those documents.

27.3                           Nothing in this Clause 27 operates to limit or exclude any liability for fraud.

28.                               ASSIGNMENTS

28.1                          No person may assign, or grant any Encumbrance over or deal in any way with, any of its rights under this Agreement or any document referred to in it without the prior written consent of all the parties (such consent not to be unreasonably conditioned, withheld or delayed).

28.2                           Each person that has rights under this Agreement is acting on its own behalf.

29.                               VARIATION AND WAIVER

29.1                           A variation of this Agreement shall be in writing and signed by or on behalf of all parties.

29.2                          A waiver of any right under this Agreement is only effective if it is in writing and it applies only to the person to which the waiver is addressed and the circumstances for which it is given.

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29.3                         A person that waives a right in relation to one person, or takes or fails to take any action against that person, does not affect its rights against any other person.

29.4                         No failure to exercise or delay in exercising any right or remedy provided under this Agreement or by law constitutes a waiver of such right or remedy or shall prevent any future exercise in whole or in part thereof.

29.5                         No single or partial exercise of any right or remedy under this Agreement shall preclude or restrict the further exercise of any such right or remedy.

29.6                         Unless specifically provided otherwise, rights and remedies arising under this Agreement are cumulative and do not exclude rights and remedies provided by law.

30.                               COSTS

Unless otherwise provided, all costs in connection with the negotiation, preparation, execution and performance of this Agreement, shall be borne by the party that incurred the costs.

31.                             NO PARTNERSHIP

The parties to this Agreement are not in partnership with each other and there is no relationship of principal and agent between them.

32.                             THIRD PARTY RIGHTS

32.1                         A person who is not a party to this Agreement shall not have any rights under or in connection with it by virtue of the Contracts (Rights of Third Parties) Act 1999.

32.2                         The right of the parties to terminate, rescind or agree any amendment, variation, waiver or settlement under this Agreement is not subject to the consent of any person that is not a party to the agreement.

33.                             NOTICE

33.1                         A notice given under this Agreement:

(a)                                  shall be in writing in the English language (or be accompanied by a properly prepared translation into English);

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(b)                                 shall be sent for the attention of the person, and to the address, or fax number, given in this Clause 33 (Or such other address, fax number or person as the relevant party may notify to the other party, such notice to take effect five days from the notice being received); and

(c)                                  shall be:

(i)                                     delivered personally; or

(ii)                                  delivered by commercial courier; or

(iii)                               sent by fax; or

(iv)                              sent by recorded delivery.

33.2                           The addresses for service of notice are:

(a)                                  FORCE PROTECTION ADVANCED SOLUTIONS LIMITED

Address:	Narrow Quay House, Narrow Quay, Bristol BS1 4AH

For the attention of:	Lenna Macdonald (Corporate Secretary)/Charles Mathis (Director)

Fax number:	+44 0117 902 4400

(b)                                 FORCE PROTECTION INDUSTRIES, INC

Address:	9801 Highway 78, Ladson, South Carolina 29456

For the attention of:	General Counsel

Fax number:	(843) 553 1311

(c)                                  NP AEROSPACE LIMITED

Address:	473 Foleshill Road, Coventry, West Midlands, CV6 5AQ

For the attention of:	The Managing Director

Fax number:	+44 2476687313

With a copy to:

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THE MORGAN CRUCIBLE COMPANY PLC

Address:	Quadrant, 55-57 High St, Windsor, Berkshire, SL4 1LP

FAO:	The General Counsel

FAX:	+44 1753 850872

33.3                         A notice is deemed to have been received:

(a)                                  if delivered personally, at the time of delivery; or

(b)                                 if delivered by commercial courier, at the time of signature of the courier’s receipt; or

(c)                                  if sent by fax, at the time of transmission; or

(d)                                 if sent by recorded delivery, 48 hours from the date of posting; or

(e)                                  if deemed receipt under the previous paragraphs of this sub-Clause is not within business hours (meaning 9.00 am to 5.30 pm Monday to Friday on a day that is not a public holiday in the place of receipt), when business next starts in the place of deemed receipt.

33.4                         To prove service it is sufficient to prove that the notice was transmitted by fax to the fax number of the party or, in the case of post, that the envelope containing the notice was properly addressed and posted.

34.                             INTEREST ON LATE PAYMENT

34.1                         Where a sum is required to be paid under this Agreement but is not paid before or on the date the parties agreed, the person due to pay the sum shall also pay an amount equal to interest on that sum at the rate set out in Clause 34.2 for the period beginning with the date on which the payment was due arid ending with the date the sum is paid (and the period shall continue after as well as before judgment).

34.2                         The rate of interest shall be [***]% per annum above the base lending rate from time to time of Barclays Bank plc. Interest shall accrue on a daily basis and be compounded quarterly.

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34.3                           This Clause 34 is without prejudice to any claim for interest under the Late Payment of Commercial Debts (Interest) Act 1998.

35.                               SEVERANCE

35.1                           If any provision of this Agreement (or part of a provision) is found by any court or administrative body of competent jurisdiction to be invalid, unenforceable or illegal, the other provisions shall remain in force.

35.2                           If any invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted or modified, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the parties.

36.                               FURTHER ASSURANCE

Without prejudice to Clause 4, each party shall promptly execute and deliver all such documents, and do all such things, as the other party may from time to time reasonably require for the purpose of giving full effect to the provisions of this Agreement.

37.                               COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.

38.                               AGREEMENT SURVIVES COMPLETION

This Agreement (other than obligations that have already been fully performed) remains in full force after Completion.

39.                               GOVERNING LAW AND JURISDICTION

39.1                           This Agreement and, subject to Clause 13, any disputes or claims arising out of or in connection with its subject matter, are governed by and construed in accordance with the law of England.

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39.2                         Subject to Clause 13, the parties irrevocably agree that the courts of England have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this Agreement.

This Agreement has been entered into on the date stated at the beginning of it.

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Schedule 1

Matters reserved for shareholder approval

1                                          Permitting the registration of any person as a member of IST other than FPAS and NPA in relation to the investment referred to in Clause 4 and any of their valid transferees in accordance with the terms of this Agreement (such valid transferees to include for the avoidance of doubt any members of their respective Groups).

2                                          Issuing or granting any right or option to subscribe for or otherwise acquire any share(s) in IST or consolidating or sub-dividing or altering any of the rights attached to any of the issued shares in IST or any purchase by IST of any of its own shares or any increase or reduction of its share capital (save as contemplated by Clause 4.4) or repayment of any amounts standing to the credit of any share premium account or capital redemption reserve or otherwise reorganising its share capital or entering into any scheme or arrangement with its creditors.

3                                          Altering the name of IST.

4                                          Altering in any respect the memorandum or Articles of IST or the rights attaching to any of its shares.

5                                          Changing the nature of IST’s Business or the commencement of any new business by IST which is not ancillary to the Business.

6                                          Making any acquisition or disposal by IST of any material asset(s) otherwise than in the ordinary course of business.

7                                          Creating or granting any Encumbrance over the whole or any part of the Business, undertaking or assets of IST or agreeing to do so.

8                                          Any borrowing by IST in excess of the amounts set out in any annual Business Plan approved by the Board.

9                                          Without prejudice to Clause 4.7(b), any recommendation for the declaration and payment of dividends.

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10                                    Any provision of any guarantees in respect of the obligations of any person other than a subsidiary (direct or indirect) of IST, other than in the ordinary course of business.

11                                    The initial delegation of authority to the MD and any other executive officers and any material changes to such delegation.

12                                    Any change in the number or method of selecting the members of the Board.

13                                    Any change to the Approvals Matrix.

14                                    Establishing any employee incentive share scheme.

15                                    Subscribing or otherwise acquiring or disposing of any shares in the capital of any other company.

16                                    Ceasing or proposing to cease to carry on the business of IST or for it to be wound up save where it is insolvent.

17                                    Applying or permitting its directors to apply to petition to the. Court for an administration order to be made in respect of IST.

18                                    Establishing or acquiring any new branch agency trading establishment or business or closing or disposing of any such branch agency trading establishment or business.

19                                    Making any change to IST’s:

(a)                                  auditors;

(b)                                 bankers or the terms of the mandate given to such bankers in relation to its account(s); or

(c)                                  accounting reference date or its accounting policies (save in respect of any alteration required to comply with generally accepted accounting practice in the UK).

20                                    Engaging any employee on terms that either his contract cannot be terminated by three months’ notice or less or his emoluments and/or commissions or bonuses are or are likely to be at the rate of £[***] per annum or more or increasing the emoluments and/or commissions or bonuses of any employee to more than £[***] per

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annum or varying the terms of employment of any employee earnings (or so that after such variation he will or is likely to earn) more than £[***] per annum.

21                                    Varying or making any binding decisions on the terms of employment and service of any director or increasing or varying the salary or other benefits of any such officer or appoint or dismissing any such officer other than in accordance with the express provisions of this Agreement.

22                                    Making any loan or advance or giving any credit (other than in the ordinary course of business) to any person or acquiring any loan capital of any corporate body (wherever incorporated).

23                                    Conducting any dispute material to IST save for the collection of debts arising in the ordinary course of the business carried on by IST or any application for an interim injunction or other application or action (including interim defence) which is urgently required in the best interests of IST in circumstances in which it is not reasonably practicable to obtain prior consent as aforesaid.

24                                    Proposing or implementing any pension scheme or varying any of the benefits payable to members of any pension scheme.

25                                    Paying or agreeing to pay any dividend or making or agreeing to make any distribution to any Shareholder.

26                                    The incurring by IST of capital expenditure in excess of £[***] per item or in excess of £[***] in aggregate during any financial year of IST.

27                                    The entering into by IST of any Material Contract or, subject to Clause 6.9, the amendment, variation or extension of any Material Contract.

28                                    The entering into by IST of any contract or arrangement outside the ordinary course of trading or otherwise than at arm’s length.

29                                    The decision whether IST submits a tender for any contract or arrangement where the goods or services to be provided by IST in circumstances where such tender if it were successful would lead to a Material Contract.

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30                                    The licensing of intellectual property rights by IST to any party other than pursuant to the MOD Contract, the FPAS Sub-contract or the NPA Sub-contract.

31                                    Subject to Clause 6.9, the making of any amendments to the MOD Contract.

32                                    The surrender whether for consideration or otherwise of losses or other amounts eligible for relief from taxation by IST to any Shareholder or member of its relevant Group.

33                                    Engaging or substituting any secondee or consultant on terms where such secondment or consultant cost exceeds £[***] per annum or its pro-rated equivalent if for part only of a year.

34                                    Subject to Clause 6.9, the amendment, variation or extension of either of the FP Subcontract and the NPA Subcontract.

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Schedule 2

Covenants

1                                          IST shall:

(a)                                  IST will adopt the Business Plan and use its reasonable endeavours to implement it;

(b)                                 effect any expansion or development of the Business only in accordance with the Business Plan or other operating budgets and business plans previously approved by the Board and through IST (or a wholly owned subsidiary thereof);

(c)                                  insure with a reputable insurance office and shall keep so insured at all times all its assets and undertakings against loss or damage or such other risks and in such manner and to such extent as shall be in accordance with good commercial practice or otherwise as the Shareholders may reasonably require in writing and shall ensure that the same are reviewed annually by its insurance brokers and shall supply a copy of such review to the Shareholders;

(d)                                 use all its reasonable endeavours to ensure that all know-how and confidential information of IST is kept confidential;

(e)                                  advise the Shareholders in writing promptly of any material litigation;

(f)                                    have and maintain all licences and authorisations necessary under any law or regulation affecting the conduct of its business;

(g)                                 preserve and defend its Intellectual Property Rights to the extent commercially appropriate to do so.

1.2                                 Each of the Shareholders undertakes with the other Shareholder and IST (in its capacity as a shareholder of IST) to use its reasonable endeavours to do all things necessary to procure that the provisions of this Agreement and the Articles are duly performed and observed.

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Schedule 3

Agreed Form Documents

Approvals Matrix

Agreed Key Secondment Terms

Business Plan

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Signed by Michael Moody

for and on behalf of FORCE

PROTECTION INDUSTRIES, INC.

/s/ Michael Moody

Director

Signed by Roger Medwell

for and on behalf of NP AEROSPACE LIMITED

/s/ Roger Medwell

Director

Signed by Michael Linton

for and on behalf of INTEGRATED
SURVIVABILITY TECHNOLOGIES
LIMITED

/s/ Michael Linton

Director

Signed by Lenna Macdonald

for and on behalf of FORCE PROTECTION
ADVANCED SOLUTIONS LIMITED

/s/ Lenna Ruth Macdonald

Director